As filed with the Securities and Exchange Commission on July 29, 2024

333-279781

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Pre-Effective Amendment No. 1      /X/

Post-Effective Amendment No.     //

(Check appropriate box or boxes)

T. Rowe Price International Funds, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Title of Securities Being Registered: Shares of common stock (par value $1.00 per share) of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

No filing fee is required because of reliance on Section 24(f) and an indefinite amount of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL DISCIPLINED EQUITY FUND

August 9, 2024

Dear Shareholder:

We are writing to inform you about a reorganization that will affect your investment in the T. Rowe Price Institutional International Disciplined Equity Fund (the “Institutional Fund”). As provided in an Agreement and Plan of Reorganization (the “Plan”), the Institutional Fund will be reorganized into the T. Rowe Price International Disciplined Equity Fund (the “Acquiring Fund,” and together with the Institutional Fund, the “Funds”) (the “Reorganization”).

The Reorganization will be consummated on or about September 13, 2024 (the “Closing Date”). The Plan was approved by the Funds’ Boards of Directors (the “Boards”) but does not require approval by shareholders.

Under the Plan, shareholders of the Institutional Fund will become shareholders of the I Class of the Acquiring Fund (the “I Class”). The value of an account in the I Class will be the same as it was in the Institutional Fund account on the business day immediately preceding the Closing Date of the Reorganization. The accompanying combined information statement and prospectus contains detailed information on the transaction and a comparison of the Funds.

As discussed in more detail in the accompanying information statement, the Institutional Fund and the Acquiring Fund have an identical investment objective and follow the same investment strategy. The funds are in the same Lipper and Morningstar peer categories (International Multi-Cap Core and Foreign Large Blend, respectively) and share the same portfolio manager.

The primary difference between the two funds is that the Acquiring Fund is offered in multiple share classes, including an Investor Class and I Class, both of which are available to a variety of investors and have different investment minimums, while the Institutional Fund is generally only available to institutional investors and requires higher initial investment.

As discussed in more detail in the accompanying combined information statement and prospectus, the net expense ratio of the Acquiring Fund’s I Class is expected to be lower than that of the Institutional Fund at the time of the reorganization (including the effects of any expense limitation agreements that are currently in place). The Institutional Fund’s net expense ratio was 0.07% higher than the Acquiring Fund’s I Class as of each fund’s most recently completed semiannual period. While the Institutional Fund’s total expense ratio for the 6-month period ended April 30, 2024 was 0.75%, the I Class of the Acquiring Fund had a total expense ratio of 0.68% (both of which include the effects of a contractual expense limitation agreement).

Accordingly, the Boards and Fund management believe that offering a single fund to a wide variety of investors will allow all shareholders to take advantage of potential economies of scale and reduce inefficiencies that can result from offering two substantially similar funds.

The Reorganization is not a taxable event, but redeeming or exchanging your shares prior to the Closing Date may be a taxable event, depending on your individual tax situation. The cost basis and holding periods of the Institutional Fund shares will carry over to the I Class shares that you will receive in connection with the Reorganization.

NO SHAREHOLDER ACTION IS REQUIRED WITH RESPECT TO THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

If you have any questions regarding the enclosed combined information statement and prospectus, please call T. Rowe Price at 1-800-638-8790.

Sincerely,

Robert W. Sharps
Chief Executive Officer and President, T. Rowe Price Group, Inc.

August 9, 2024

COMBINED INFORMATION STATEMENT AND PROSPECTUS

Transfer of the Assets of:

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL DISCIPLINED EQUITY FUND

(a series of T. Rowe Price Global Funds, Inc.)

By and in Exchange for I Class Shares of the

T. ROWE PRICE INTERNATIONAL DISCIPLINED EQUITY FUND

(a series of T. Rowe Price International Funds, Inc.)

100 East Pratt Street

Baltimore, MD 21202

This Combined Information Statement and Prospectus (“Statement”) will be delivered to shareholders beginning on or about August 9, 2024.

This Statement is being furnished to shareholders of the T. Rowe Price Institutional International Disciplined Equity Fund, a series of T. Rowe Price Global Funds, Inc. (the “Institutional Fund” or the “Institutional International Disciplined Equity Fund”). As provided in an Agreement and Plan of Reorganization (the “Plan”), the Institutional Fund will be reorganized (the “Reorganization”) into the T. Rowe Price International Disciplined Equity Fund, a series of T. Rowe Price International Funds, Inc. (the “Acquiring Fund” or the “International Disciplined Equity Fund;” together with the Institutional Fund, the “Funds”). Both Funds are advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”).

The Reorganization will be consummated on or about September 13, 2024 (the “Closing Date”). The Plan provides for the transfer of substantially all of the assets and liabilities of the Institutional Fund to the Acquiring Fund, in exchange for I Class shares of the Acquiring Fund (the “I Class”). Following the transfer, the I Class shares received in the exchange will be distributed to the Institutional Fund’s shareholders in complete liquidation of the Institutional Fund. Shareholders of the Institutional Fund will receive I Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their Institutional Fund shares on the business day immediately preceding the Closing Date of the Reorganization. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled and redeemed.

The Institutional Fund and the Acquiring Fund have an identical investment objective and follow the same investment strategy.

In accordance with each Fund’s operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940,

as amended (the “1940 Act”)), the Reorganization may be effected without the approval of shareholders of any Fund.

NO SHAREHOLDER ACTION IS REQUIRED WITH RESPECT TO THE REORGANIZATION.

This Statement concisely sets forth the information you should know about the Acquiring Fund, its I Class and the Plan. Please read this Statement and keep it for future reference. It is both an information statement for the Institutional Fund and a prospectus for the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Statement by reference:

• The prospectus of the Institutional Fund, dated March 1, 2024, as supplemented to date (SEC File Nos. 033-29697)

• The prospectus of the Acquiring Fund, dated March 1, 2024, as supplemented to date (SEC File Nos. 002-65539)

• The Statement of Additional Information of the Acquiring Fund, and the Institutional Fund, dated March 1, 2024 (SEC File Nos. 033-29697 and 002-65539, respectively)

• The annual shareholder report of the Institutional Fund, dated October 31, 2023 (SEC File Nos. 033-29697)

• The annual shareholder report of the Acquiring Fund, dated October 31, 2023 (SEC File Nos. 002-65539)

• The semi-annual shareholder report of the Institutional Fund, dated April 30, 2024 (SEC File Nos. 033-29697)

• The semi-annual shareholder report of the Acquiring Fund, dated April 30, 2024 (SEC File Nos. 002-65539)

The prospectuses include the Funds’ investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. The Statement of Additional Information, which contains additional detailed information about the relevant Fund, is not a prospectus but should be read in conjunction with the prospectuses.

Each shareholder report contains information about Fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance. Copies of prospectuses, annual and semiannual shareholder reports, Statement of Additional Information for the Acquiring Fund and Institutional Fund and the SAI relating to this Reorganization are all available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com. All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Institutional Fund or Acquiring Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

Why is the Reorganization taking place?

At a meeting held on February 5, 2024, the Boards of Directors of the Funds (the “Boards”), including a majority of the independent directors, unanimously approved the Plan under which the Institutional Fund is to be reorganized into the Acquiring Fund.

What does the Plan provide for?

The Plan provides for the transfer of substantially all the assets and liabilities of the Institutional Fund to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund. Following the transfer, the I Class shares received in the exchange will be distributed to shareholders of the Institutional Fund in complete liquidation of the Institutional Fund. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled and redeemed. As a result of the transaction: (1) you will cease being a shareholder of the Institutional Fund; (2) instead you will become a shareholder of I Class shares of the Acquiring Fund; and (3) the value of your account in the Acquiring Fund will equal the value of your account in the Institutional Fund as of the close of the business day immediately preceding the closing date of the transaction.

Do I need to vote for the Reorganization?

No. Only Board approval is required for the Reorganization and no vote of shareholders will be taken with respect to the Reorganization. THE INSTITUTIONAL FUND IS NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE INSTITUTIONAL FUND WITH RESPECT TO THE REORGANIZATION.

Do I need to take any action in connection with the Reorganization?

No. Your shares of the Institutional Fund will automatically be canceled and redeemed for I Class shares of the Acquiring Fund on the Closing Date of the Reorganization.

Will I have to pay any sales charge, commission, redemption or other similar fee in connection with the Reorganization?

No, you will not have to pay any sales charge, commission, redemption or other similar fee in connection with the Reorganization. The I Class of the Acquiring Fund does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

Who will pay for the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since the Reorganization is expected to benefit both Funds and their shareholders. The total estimated expenses associated with the Reorganization are $42,400, which includes professional expenses

(including legal and auditing fees), expenses associated with printing and mailing the Statement, and transaction costs, including taxes (which are estimated to be $5,600).

Will there be any tax consequences to the Institutional Fund or its shareholders?

The Reorganization will be structured to have no adverse tax consequences to the Institutional Fund or its shareholders. The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Funds that, for federal income tax purposes:

• no gain or loss will be recognized by the Institutional Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization;

• the holding period and adjusted basis of the I Class shares of the Acquiring Fund received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Institutional Fund; and

• the Acquiring Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Institutional Fund that is transferred to the Acquiring Fund that the asset had immediately prior to the Reorganization.

The receipt of an opinion of tax counsel is a nonwaivable condition of the Reorganization. See “Information About the Reorganization—Tax Considerations” for more information.

What if I redeem my shares before the Reorganization takes place?

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

What are the investment objectives and policies of the Acquiring Fund and the Institutional Fund?

The Acquiring Fund and Institutional Fund have an identical investment objective, which is to seek long-term growth of capital through investments in stocks of non-U.S. companies. Each Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Acquiring Fund and Institutional Fund have identical principal investment strategies, which are summarized as follows:

Both Funds expect to primarily invest in stocks of companies located outside the U.S. Under normal conditions, the Funds will each invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks of non-U.S. companies and no more than 15% of each Fund’s respective net assets will be invested in stocks of companies in emerging markets. For purposes of determining whether the Funds invest at least 80% of their net assets in non-U.S. stocks, they rely on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The Funds also rely on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The Funds may purchase the stocks of companies of any size, but typically focus on large-cap companies, and do not emphasize either a growth or value bias in selecting investments. The adviser generally selects securities for the Funds that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

The Funds will typically have significant investments in developed European countries, as well as Japan and select other developed countries.

At times, the Funds may have a significant portion of its assets invested in the same economic sector.

The post-Reorganization Fund (the “Combined Fund”) will continue to follow the same investment program that is shared between Institutional Fund and the Acquiring Fund.

See “Comparison of Investment Objective, Policies, Restrictions and Risks” for further detail.

What are the Funds’ management arrangements?

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is each Fund’s investment adviser and oversees the selection of each Fund’s investments and management of each Fund’s portfolio pursuant to an investment management agreement between the investment adviser and each Fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (“T. Rowe Price Funds”); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds.

With respect to both Funds, T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price International Ltd (Price International) under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the Funds. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

Oversight of the portfolio and specific decisions regarding the purchase and sale of fund investments are made by the Funds’ portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each Fund, whose chair (or cochair) has day-to-day responsibility for managing each Fund’s portfolio and works with the Investment Advisory Committee in developing and executing each Fund’s investment program. The Funds share the same Investment Advisory Committee.

The members of each Fund’s Investment Advisory Committee are as follows: Federico Santilli, chair, Robert Scott Berg, Steven E. Boothe, Anh Thi Lu, Raymond A. Mills, Tobias Fabian Mueller, and Ernest C. Yeung. Mr. Santilli has been chair of each Investment Advisory Committee since each Fund’s inception. He joined the Firm in 2001, and his investment experience dates from that time. He has served as a portfolio manager with the T. Rowe Price throughout the past five years.

The Combined Fund will continue to be managed by Mr. Santilli, and the members of the Combined Fund’s Investment Advisory Committee is not expected to change as a result of the Reorganization.

The Statement of Additional Information for the Funds provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Funds’ shares.

Will the Reorganization result in higher fund expenses?

The Reorganization is not expected to result in higher net expenses. The Institutional Fund’s net expense ratio was 0.07% higher than the Acquiring Fund’s I Class as of each fund’s most recently completed semiannual period. While the Institutional Fund’s total expense ratio for the 6-month period ended April 30, 2024 was 0.75%, the I Class of the Acquiring Fund had a total expense ratio of 0.68% (both of which include the effects of a contractual expense limitation agreement).

Management Fee

The Institutional Fund pays T. Rowe Price an annual investment management fee of 0.65% based on the Institutional Fund’s average daily net assets. The Institutional Fund calculates and accrues the fee daily.

The Acquiring Fund pays T. Rowe Price a management fee that consists of two components—an “individual fund fee,” which reflects the Acquiring Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of T. Rowe Price and its affiliates, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, T. Rowe Price Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. The Acquiring Fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. For the six-months ended April 30, 2024, the group fee rate was 0.28%. The Acquiring Fund’s individual fund fee rate, also applied to the fund’s average daily net assets, is 0.35%.

In order to ensure that shareholders of the Institutional Fund will not pay more than payable under the current management fee structure for the Institutional Fund, T. Rowe Price has contractually agreed to indefinitely limit the management fee rate of the Acquiring Fund to the current management fee rate of the Institutional Fund (0.65%), effective September 1, 2024. Accordingly, even if the Acquiring Fund’s management fee fluctuates with the change in the group fee component, the management fee will not exceed 0.65%. The Acquiring Fund’s agreement may only be terminated with approval by the Acquiring Fund’s shareholders.

Fees and Expenses

The following table further describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of the Funds set forth below are annualized based on the fees and expenses for the six month period ended April 30, 2024, and the pro forma fees and expenses reflect the expected fees and expenses of the Combined Fund as of April 30, 2024, assuming the Reorganization takes place as proposed.

	Institutional International Disciplined Equity Fund		International Disciplined Equity Fund—I Class		Pro Forma Combined
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%		0.63%		0.63%

Other expenses	0.17		0.13	[b]	0.09	[b]

Acquired Fund Fees and Expenses	—		—		—
Total annual fund operating expenses	0.82		0.76		0.72

Fee waiver/expense reimbursement	(0.07)	[a]	(0.08)	[b]	(0.04)	[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75	[a]	0.68	[b]	0.68	[b]

[a]

T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2026) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.75%. The agreement may only be terminated at any time after December 31, 2026, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the expense ratio is below 0.75%. However, the fund will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The fund may only reimburse T. Rowe Price

Associates, Inc., if the reimbursement does not cause the expense ratio (after the reimbursement is taken into account) to exceed the current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

[b]

T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2026) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after December 31, 2026, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.05%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).

Example This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Institutional International Disciplined Equity Fund	$80	$259	$452	$1,010
International Disciplined Equity Fund—I Class	69	224	404	924
Pro Forma Combined	69	221	391	886

A discussion about the factors considered by each Fund’s Board and its conclusions in approving each Fund’s investment management agreement (and each Fund’s Subadvisory agreement) appear in Form each Fund’s semiannual shareholder report for the period ended April 30.

Do the Funds or T. Rowe Price make payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more detailed information, please refer to Section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies for purchasing, redeeming, exchanging, and pricing shares?

The Acquiring Fund—I Class and the Institutional Fund have similar procedures for purchasing, redeeming, exchanging, and pricing shares, although the I Class has a lower initial investment minimum. The I Class generally requires a $500,000 minimum initial investment and I Class accounts generally require a $100 minimum for additional purchases. The initial and subsequent investment minimums for the I Class generally are waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other types of accounts. The Institutional Fund, on the other hand, generally requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts, and certain other accounts.

Shares of the Funds may be redeemed at their respective net asset values and the Fund’s procedures for pricing their shares are identical. Fund share prices are based on a Fund’s net asset value and is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business. The Funds also use the same calculation methodology. Large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities. Therefore, the Funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the Fund’s portfolio rather than in cash (redemption in-kind).

For more detailed information, please refer to Section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies on dividends and distributions?

The Funds’ policies on dividends and distributions are identical. Each Fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of Fund shares and distributions by the Fund, whether or not you reinvest these amounts in additional Fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

What are the principal risks of the Funds?

The Funds are subject to identical risks. These risks are not expected to change as a result of the Reorganization. As with any fund, there is no guarantee that the Funds will achieve their objective(s). Each Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The principal risks of investing in the Funds, which may be even greater in bad or uncertain market conditions, are summarized as follows:

International investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Large-cap stocks: Securities issued by large-cap companies tend to be less volatile than securities issued by small- and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Investing style: Because the fund may hold stocks with either growth or value characteristics, it could underperform other funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value for a long time (or at all) or that they are actually appropriately priced at a low level.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Investing in Europe: The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, inflation, energy crisis, and public health pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and Russia’s ongoing military conflict in Ukraine.

Investing in Japan: The Japanese economy has at times been negatively affected by government intervention and protectionism, excessive regulation, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes in fiscal, monetary, or trade policies, may affect the Japanese economy.

Investing in United Kingdom: The risks of investing in the United Kingdom have been heightened as a result of Brexit, the formal steps taken by the United Kingdom to exit the European Union, which has resulted in increased volatility and triggered political, economic, and legal uncertainty. Although the United Kingdom has formally left the European Union, uncertainty remains as to the long-term consequences of Brexit and issuers in the United Kingdom may experience lower growth as a result.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

REASONS FOR THE REORGANIZATION

The Board of each Fund, including a majority of the independent directors, have unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of shareholders of the Funds will not be diluted as a result of the Reorganization.

In considering whether to approve the Reorganization, the Boards reviewed the following matters and concluded that the Reorganization is in the best interests of the Funds for the reasons indicated below.

As explained in this Statement, the Institutional Fund and Acquiring Fund offer an identical investment program. The Funds are in the same Lipper and Morningstar peer categories (International Multi-Cap Core and Foreign Large Blend, respectively), with identical investment objectives, principal investment strategies and fundamental investment policies. The I Class of the Acquiring Fund is available at a lower net expense ratio than the Institutional Fund (including the effects of contractual expense limitation agreements in place for each Fund). See “SUMMARY—Will the Reorganization result in higher fund expenses?”

In addition, as explained in this Statement, the I Class is generally offered to investors with at least a $500,000 initial investment minimum while the Institutional Fund is offered to investors with at least $1 million initial investment minimum. Both offer waivers of the minimum for similar types of accounts. The Boards and T. Rowe Price believe that offering a single fund within this strategy to a wide variety of investors will allow all shareholders to take advantage of potential economies of scale and reduce inefficiencies that can result from offering two similar funds.

The Boards also considered the Funds’ performance. The average annual total returns of the Institutional Fund and the I Class of the Acquiring Fund for the periods ended December 31, 2023 are set forth in the following tables. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results. Returns for other share classes of the Acquiring Fund vary since they have different expenses and different inception dates. More information on the Funds’ performance can be found under the heading “How has each Fund performed?”

Institutional International Disciplined Equity Fund into International Disciplined Equity Fund—I Class

Average Annual Total Returns
		Periods ended
		December 31, 2023

				I Class
	1 Year	5 Years	10 Years	Since Inception	Inception date
Institutional International Disciplined Equity Fund					07/27/2010
Returns before taxes	17.20%	7.38%	4.61%
Returns after taxes on distributions	16.47	6.80	3.50
Returns after taxes on distributions
and sale of fund shares	10.75	5.83	3.40

International Disciplined Equity Fund—I Class					03/06/2017
Returns before taxes	17.15	7.34	—	5.92 [a]
Returns after taxes on distributions	16.11	5.73	—	4.31 [a]
Returns after taxes on distributions
and sale of fund shares	10.67	5.42	—	4.25 [a]

a Return since 3/6/17.

The Institutional Disciplined Equity Fund outperformed the International Disciplined Equity Fund—I Class during the 1- and 5-year periods ended December 31, 2023. Although the Funds hold a substantial number of the same portfolio holdings and follow identical investment strategies, the weightings of the holdings vary slightly. Differences in Fund performance over the same period were due to differences in cash balances that are held to manage fund redemptions.

The Boards also considered that the exchange of shares pursuant to the Reorganization is not expected to create any tax liabilities for shareholders as the exchange of shares will not be a taxable event. The cost basis and holding periods of shares in the Institutional Fund will carry over to the I Class shares of the Acquiring Fund that a shareholder will receive as a result of the Reorganization.

In approving the Reorganization, the Board of the Institutional Fund also considered that Institutional Fund shareholders have the ability to redeem their shares at any time up to the date of the Reorganization without redemption or other fees, although some shareholders could incur a taxable gain.

The Boards considered that each of the Acquiring Fund’s service provider agreements, including, among others, their investment management (except for the management fee rate), distribution, fund accounting, and custody agreements, will remain in place and will not be modified as a result of the Reorganization. The Boards further considered that the service providers to each Fund are identical, and that each of the Acquiring Fund’s service provider agreements are substantially similar to those currently in place for each

Institutional Fund (with the exception of the differences between each Fund’s management fee, which is discussed under the heading “SUMMARY—Will the Reorganization result in higher fund expenses?”). The Board noted that in order to ensure that shareholders of the Institutional Fund will not pay more than payable under the current management fee structure for the Institutional Fund, T. Rowe Price has contractually agreed to indefinitely limit the management fee rate of the Acquiring Fund to the current management fee rate of the Institutional Fund (0.65%), effective September 1, 2024. Accordingly, even if the Acquiring Fund’s management fee fluctuates with the change in the group fee component, the management fee will not exceed 0.65%.

The Boards considered that the Combined Fund is expected to be managed by Federico Santilli, the current portfolio manager of both Funds. No changes to the Funds’ portfolio manager, Investment Advisory Committee, or resources available to the Funds are expected as a result of the Reorganization. Further, the Institutional and Acquiring Funds share the same slate of directors.

The Institutional Fund and Acquiring Fund use identical pricing methodologies to value their respective assets. The assets of the Institutional Fund will be transferred to the Acquiring Fund at their fair market value, determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date. Shares of the Acquiring Fund equal in value to the assets will be received by the Institutional Fund in exchange. The expenses incurred to execute the Reorganization will be paid by the Funds and their shareholders since the Reorganization is expected to benefit both Funds and their shareholders. For these reasons, the Boards believe that each Fund and its shareholders will not be diluted as a result of the Reorganization.

Lastly, neither fund has a Rule 12b-1 plan and no Rule 12b-1 plan will be adopted by the Combined Fund’s I Class after the Reorganization.

Therefore, in consideration of these factors, the Boards concluded that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the Acquiring Fund. T. Rowe Price and the Boards believe that shareholders’ interests will be better served over time by completing the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

The Reorganization will be consummated on or about September 13, 2024, or such other date as is agreed to by the Institutional Fund and Acquiring Fund (“Closing Date”).

The parties to the Plan may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before September 13, 2024. See “Conditions to Closing.”

On the Closing Date, the Institutional Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Institutional Fund so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The Acquiring Fund will assume or otherwise be responsible for any liabilities of the Institutional Fund existing on the Valuation Date. The number of I Class shares of the Acquiring Fund issued in the exchange will be determined by dividing the value of the assets of the Institutional Fund transferred (computed by the Acquiring Fund in accordance with the policies and procedures set forth in the current prospectus and statement of additional information of the Acquiring Fund, subject to review and approval by the Institutional Fund) by the net asset value per share of the Acquiring Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Institutional Fund and Acquiring Fund, if the Valuation Date had been June 30, 2024, shareholders of the Institutional Fund would have received 1.2452 shares of the Acquiring Fund for each of their Institutional Fund shares held.

The Institutional Fund will distribute, in liquidation of the Institutional Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Acquiring Fund received in the exchange. The Institutional Fund will accomplish this distribution by transferring the Acquiring Fund shares then credited to the account of the Institutional Fund on the books of the Acquiring Fund to open accounts on the share records of I Class shares of the Acquiring Fund in the names of the Institutional Fund’s shareholders, and representing the respective pro-rata number of the I Class shares of the Acquiring Fund due to such shareholders. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled and redeemed.

The stock transfer books of the Institutional Fund will be permanently closed as of the close of business on the Valuation Date. The Institutional Fund will only accept redemption requests received by it in proper form prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption requests for the Acquiring Fund shares to be distributed to Institutional Fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Institutional Fund to transfer its assets to the Acquiring Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Acquiring Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Acquiring Fund and receipt of a tax opinion of counsel to the Acquiring Fund. The obligation of the

Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including performance by the Institutional Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Institutional Fund, and receipt of a tax opinion of counsel to the Institutional Fund.

The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the Funds. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date. See “Other Matters” below.

Expenses of Reorganization

The estimated expenses related to the Reorganization are set forth under the heading, “Who will pay for the Reorganization?” These costs represent T. Rowe Price’s estimate of expenses related to the transaction. Expenses of the transaction (including expenses related to delivering the information statement and related regulatory documents to shareholders, brokerage, taxes, extraordinary items, and fees of fund counsel and independent auditor) will be borne by both Funds since the Reorganization is expected to benefit all shareholders. The costs related to the Reorganization will be borne by the Funds since the Reorganization is expected to benefit both Funds and their shareholders. It is anticipated that substantially all of the Institutional Fund’s assets will transfer to the Acquiring Fund as part of the Reorganization. Prior to the Reorganization, any derivatives positions (if applicable) will generally be closed out, and any assets that are deemed not acceptable to the Acquiring Fund or inconsistent with the Acquiring Fund’s investment program will be disposed of.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“IRC”, or “Code”), with no gain or loss recognized as a consequence of the Reorganization by the Acquiring Fund and Institutional Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both Funds, to the effect that, on the basis of certain representations of fact by officers of the Institutional Fund and the Acquiring Fund, the existing provisions of the IRC, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the Acquiring Fund or the Institutional Fund or their shareholders as a result of the Reorganization.

• Shareholders of the Institutional Fund will carry over the cost basis and holding periods of their Institutional Fund shares to their new I Class shares of the Acquiring Fund.

• The Acquiring Fund will assume the basis and holding periods of the Institutional Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements—the most important of which are that substantially all of the assets of the Institutional Fund are transferred and that the Acquiring Fund will maintain the historical business (as defined by the Internal Revenue Services (the “IRS”)) of the Institutional Fund. In the opinion of counsel and to the best knowledge of the Funds’ officers, the proposed transaction contemplated under the Plan will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Institutional Fund are:

• Certain securities held by the Institutional Fund are expected to be sold prior to the transaction and not acquired by the Acquiring Fund. It is possible that any such sales will increase or decrease the expected distributions to shareholders of the Institutional Fund prior to the Reorganization. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Institutional Fund will be influenced by a variety of factors and cannot be determined with certainty at this time.

• Since the cost basis of the Institutional Fund’s assets that are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the Acquiring Fund will be shared with the shareholders of the Acquiring Fund. The potential shifting of tax consequences related to this is not expected to be significant.

• The Institutional Fund declares and pays dividends and capital gains annually, usually in December. Any taxable dividends and capital gains of the Institutional Fund available for distribution prior to the Reorganization will be distributed immediately prior to the Closing Date.

As of October 31, 2023 the Institutional Fund had $5,130,000 in capital loss carryforwards with no expiration. Any tax basis net realized capital losses of the Institutional Fund could be carried forward indefinitely to the Acquiring Fund, although there may be certain limitations under the Code as to the amount that could be used each year by the Combined Fund to offset future tax basis net realized capital gains. In addition, it is anticipated that any tax basis net capital losses of the Acquiring Fund at the Closing Date can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the Combined Fund. The amount of capital loss carryforwards may change significantly before the Closing Date.

Although the Funds expect all of the assets of the Institutional Fund to transfer to the Acquiring Fund, it is possible that certain holdings will not be transferable. If applicable,

prior to the Reorganization, the Institutional Fund would sell any holdings that cannot be transferred in-kind to the Acquiring Fund, which may result in a net capital gain or loss. The Acquiring Fund would be expected to buy similar positions in some of the same securities prior to the Reorganization, which may result in transaction expenses. T. Rowe Price estimates that any brokerage commissions and other transaction costs (including taxes and stamps) relating to the sale and purchase of these nontransferable securities and in replicating the positions of the Institutional Fund in the Acquiring Fund would be minimal. See “Information About the Reorganization—Tax Considerations” for more information.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The Funds do not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Institutional Fund, followed by the taxable liquidation of the Institutional Fund.

Other Matters

To the extent permitted by law, the Boards of the Funds may amend the Plan without shareholder approval or may waive any breach by the Institutional Fund or the Acquiring Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Institutional Fund or the Acquiring Fund. The Plan may be terminated and the Reorganization abandoned at any time by action of the Boards. The Boards may, at their election, terminate the Plan in the event that the Reorganization has not closed on or before September 27, 2024.

Description of I Class Shares

Full and fractional I Class shares of the Acquiring Fund will be issued to shareholders of the Institutional Fund in accordance with the procedures under the Plan as previously described. The Acquiring Fund shares will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of I Class shares of the Acquiring Fund by former shareholders of the Institutional Fund will be recorded electronically and the Acquiring Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the Reorganization.

The voting rights of shareholders of the Institutional Fund and the Acquiring Fund are the same. As shareholders of the Acquiring Fund, former shareholders of the Institutional Fund will have the same voting rights with respect to the Acquiring Fund as they currently have with respect to the Institutional Fund. Neither the Institutional Fund nor the Acquiring Fund routinely hold meetings of shareholders. Both the Institutional Fund and the Acquiring Fund are organized as series of a Maryland corporation. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting.

Accounting Survivor and Performance Reporting

The Acquiring Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Acquiring Fund’s historical financial statements will be utilized for all financial reporting after the Reorganization and the performance of the Institutional Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Institutional Fund and Acquiring Fund (as of each period indicated in the table), and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Institutional Fund and Acquiring Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Assets (000s)*	Net Asset Value Per Share*	Shares Outstanding (000s)*

Institutional International Disciplined Equity Fund	$189,898	$12.47	15,234
International Disciplined Equity Fund
Investor Class	62,854	10.04	6,262
I Class	260,211	10.01	25,982
Advisor Class	3,746	9.94	377

Pro Forma Adjustments**	(42)		3,735

Pro Forma Combined
Investor Class	62,854	10.04	6,262
I Class	450,067	10.01	44,951
Advisor Class	3,746	9.94	377

* Information is as of June 30, 2024.

** Pro forma adjustments to Shares Outstanding reflect the change in shares of the International Disciplined Equity I Fund upon conversion into the I Class of the Acquiring Fund, as described in “Plans of Reorganization” under “Information About the Reorganization.”

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about the financial history for the Institutional Fund and each class of the Acquiring Fund, are based on a single share outstanding throughout the periods shown.

The tables are part of each Fund’s financial statements, which are included in the semi-annual report for the Institutional Fund and Acquiring Fund and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements were audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Institutional International Disciplined Equity Fund

	6 Months Ended	Year Ended
	4/30/24	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
NET ASSET VALUE
Beginning of period	$10.99	$9.66	$12.67	$10.09	$11.52	$12.04

Investment activities
Net investment income(1)(2)	0.12	0.25	0.21	0.17	0.21	0.24
Net realized and unrealized gain/loss	1.64	1.17	(2.84)	2.73	(1.22)	1.11
Total from investment activities	1.76	1.42	(2.63)	2.90	(1.01)	1.35

Distributions
Net investment income	(0.34)	(0.09)	(0.16)	(0.20)	(0.28)	(0.42)
Net realized gain	–	–	(0.22)	(0.12)	(0.14)	(1.45)
Total distributions	(0.34)	(0.09)	(0.38)	(0.32)	(0.42)	(1.87)

NET ASSET VALUE
End of period	$12.41	$10.99	$9.66	$12.67	$10.09	$11.52
Ratios/Supplemental Data
Total return(2)(3)	16.13%	14.74%	(21.29)%	28.96%	(9.22)%	14.09%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.82 (4)	0.81%	0.78%	0.75%	0.75%	0.77%
Net expenses after waivers/payments by Price Associates	0.75 (4)	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.02 (4)	2.16%	1.86%	1.37%	1.99%	2.22%

Portfolio turnover rate	56.2%	93.8%	78.9%	81.1%	86.0%	93.3%
Net assets, end of period (in thousands)	$208,816	$187,136	$248,843	$373,224	$268,221	$288,289

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(4)	Annualized

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

International Disciplined Equity Fund
Investor Class
	6 Months Ended		Year Ended
	4/30/24		10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
NET ASSET VALUE
Beginning of period	$8.87		$8.02	$11.73	$9.33	$10.74	$9.81

Investment activities
Net investment income(1)(2)	0.11		0.19	0.16	0.14	0.19	0.21
Net realized and unrealized gain/loss	1.32		0.96	(2.43)	2.55	(1.18)	1.09
Total from investment activities	1.43		1.15	(2.27)	2.69	(0.99)	1.30

Distributions
Net investment income	(0.24)		(0.01)	(0.13)	(0.16)	(0.27)	(0.15)
Net realized gain	(0.07)		(0.29)	(1.31)	(0.13)	(0.15)	(0.22)
Total distributions	(0.31)		(0.30)	(1.44)	(0.29)	(0.42)	(0.37)
Redemption fees added to paid-in capital(1)(3)	—		—	—	—	—	— (4)

NET ASSET VALUE
End of period	$9.99		$8.87	$8.02	$11.73	$9.33	$10.74

Ratios/Supplemental Data
Total return(2)(5)	16.27%		14.50%	(21.61)%	29.07%	(9.73)%	13.88%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.95	%(6)	0.95%	0.97%	0.90%	0.92%	1.24%
Net expenses after waivers/payments by Price Associates	0.90	%(6)	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.25	%(6)	2.00%	1.65%	1.27%	1.96%	2.08%

Portfolio turnover rate	51.4%		98.6%	69.4%	74.7%	69.1%	128.4%
Net assets, end of period (in thousands)	$71,461		$67,690	$53,569	$99,951	$113,097	$21,838

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	The fund charged redemption fees through March 31, 2019.
(4)	Amounts round to less than $0.01 per share.
(5)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6)	Annualized

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

International Disciplined Equity Fund
I Class
	6 Months Ended		Year Ended
	4/30/24		10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
NET ASSET VALUE
Beginning of period	$8.85		$8.02	$11.73	$9.32	$10.71	$9.83

Investment activities
Net investment income(1)(2)	0.12		0.21	0.17	0.16	0.21	0.22
Net realized and unrealized gain/loss	1.32		0.95	(2.41)	2.55	(1.18)	1.10
Total from investment activities	1.44		1.16	(2.24)	2.71	(0.97)	1.32

Distributions
Net investment income	(0.25)		(0.04)	(0.16)	(0.17)	(0.27)	(0.22)
Net realized gain	(0.07)		(0.29)	(1.31)	(0.13)	(0.15)	(0.22)
Total distributions	(0.32)		(0.33)	(1.47)	(0.30)	(0.42)	(0.44)

NET ASSET VALUE
End of period	$9.97		$8.85	$8.02	$11.73	$9.32	$10.71

Ratios/Supplemental Data
Total return(2)(3)	16.51%		14.62%	(21.37)%	29.33%	(9.57)%	14.19%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.77	%(4)	0.78%	0.76%	0.71%	0.75%	0.91%
Net expenses after waivers/payments by Price Associates	0.69	%(4)	0.69%	0.69%	0.68%	0.68%	0.69%
Net investment income	2.53	%(4)	2.28%	1.82%	1.42%	2.13%	2.23%

Portfolio turnover rate	51.4%		98.6%	69.4%	74.7%	69.1%	128.4%
Net assets, end of period (in thousands)	$256,155		$226,775	$176,359	$405,690	$404,394	$79,768

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(4)	Annualized

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

International Disciplined Equity Fund
Advisor Class
	6 Months Ended		Year Ended
	4/30/24		10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
NET ASSET VALUE
Beginning of period	$8.79		$7.95	$11.63	$9.27	$10.68	$9.80

Investment activities
Net investment income(1)(2)	0.11		0.17	0.14	0.12	0.17	0.25
Net realized and unrealized gain/loss	1.30		0.96	(2.39)	2.53	(1.16)	1.03
Total from investment activities	1.41		1.13	(2.25)	2.65	(0.99)	1.28

Distributions
Net investment income	(0.23)		—	(0.12)	(0.16)	(0.27)	(0.18)
Net realized gain	(0.07)		(0.29)	(1.31)	(0.13)	(0.15)	(0.22)
Total distributions	(0.30)		(0.29)	(1.43)	(0.29)	(0.42)	(0.40)
Redemption fees added to paid-in capital(1)(3)	—		—	—	—	—	— (4)

NET ASSET VALUE
End of period	$9.90		$8.79	$7.95	$11.63	$9.27	$10.68

Ratios/Supplemental Data
Total return(2)(5)	16.21%		14.32%	(21.62)%	28.82%	(9.79)%	13.74%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.20	%(6)	1.19%	1.20%	1.14%	1.21%	1.32%
Net expenses after waivers/payments by Price Associates	1.00	%(6)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.28	%(6)	1.86%	1.50%	1.10%	1.70%	2.48%

Portfolio turnover rate	51.4%		98.6%	69.4%	74.7%	69.1%	128.4%
Net assets, end of period (in thousands)	$4,745		$3,728	$2,632	$4,061	$4,120	$1,560

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	The fund charged redemption fees through March 31, 2019.
(4)	Amounts round to less than $0.01 per share.
(5)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6)	Annualized

FINANCIAL STATEMENTS

The financial statements of the Funds included in each Fund’s annual report are incorporated by reference into the SAI and have been audited by PricewaterhouseCoopers LLP. Copies of the reports are available by request as described above.

COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES, RESTRICTIONS AND RISKS

The investment objectives, policies, and restrictions of the Funds are identical and are described in greater detail in their respective prospectuses. Each Fund’s investment objective is a fundamental policy and shareholder approval is required to substantially change it.

What are the Funds’ principal investment strategies?

The Funds expect to primarily invest in stocks of companies located outside the U.S. Under normal conditions, each Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks of non-U.S. companies and no more than 15% of its net assets will be invested in stocks of companies in emerging markets. Shareholders will receive at least 60 days’ prior notice of a change to each Fund’s 80% investment policy.

For purposes of determining whether each Fund invests at least 80% of its net assets in non-U.S. stocks, each Fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. Each Fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Each Fund may purchase the stocks of companies of any size, but typically focuses on large-cap companies, and does not emphasize either a growth or value bias in selecting investments. The adviser generally selects securities for the fund that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation. As a result, each Fund will be exposed at times to both growth- and value-oriented stocks.

Each Fund focuses its investments more on developed foreign countries than on emerging market countries. As a result, each Fund may at times have significant investments in developed European countries, as well as Japan and select other developed countries.

Each Fund’s investments, as well as political and economic trends in the countries and regions in which the Funds invest, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

At times, each Fund may have a significant portion of its assets invested in the same economic sector.

T. Rowe Price and its affiliates (the “Firm”) integrates environmental, social, and governance (ESG) factors into its investment research process for certain investments. While ESG matters vary widely, the Firm generally considers ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, we focus on the ESG factors the Firm considers most likely to have a material impact on the performance of the holdings in each Fund’s portfolio. We may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for each Fund.

The Funds may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

What are the Funds’ fundamental investment policies and restrictions?

The Funds have identical fundamental investment restrictions and policies, each of which is explained in the Statement of Additional Information. As fundamental policies, the Funds may not:

(1) Borrow money, except that the Funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, other mutual funds sponsored and managed by T. Rowe Price (“Price Funds”), or other persons to the extent permitted by applicable law;

• (2) Purchase or sell commodities, except to the extent permitted by applicable law;

• (3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

• (4) Make loans, although the Funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

• (5) Purchase a security if, as a result, with respect to 75% of the value of the Funds’ total assets, more than 5% of the value of the Funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

• (6) Purchase a security if, as a result, with respect to 75% of the value of the Funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Funds (other than cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies);

• (7) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

• (8) Issue senior securities except in compliance with the 1940 Act; and

• (9) Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

Notes

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (2), the Funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the Funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

For purposes of investment restriction (3):

• U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

• With respect to the industry classifications, each Fund will define industries according to any one or more widely recognized third-party providers and/or as defined by the investment adviser. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

For purposes of investment restriction (4), the Funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restrictions (5) and (6), the Funds will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

What are the Funds’ non-fundamental investment policies and restrictions?

As a matter of operating policy, the Funds may not:

• (1) Purchase additional securities when money borrowed exceeds 5% of its total assets;

• (2) Transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33⅓% of its total assets;

• (3) Invest in companies for the purpose of exercising management or control;

• (4) Acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in such investments;

• (5) Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds; (ii) securities of other Price Funds; or (iii) otherwise consistent with the 1940 Act;

• (6) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

• (7) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the Funds’ total assets at the time of borrowing or investment;

• (8) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Funds would be invested in such programs;

• (9) Effect short sales of securities;

• (10) Invest in warrants if, as a result, more than 10% of the value of the Fund’s net assets would be invested in warrants;

• (11) Invest in below-investment grade instruments if, as a result, more than 10% of each Fund’s total assets would be invested in such instruments. Each Fund’s investments in convertible securities are not subject to this limit;

• (12) Invest in participation notes (P-Notes) if, as a result, more than 20% of the Fund’s total assets would be invested in such instruments; and

• (13) Make loans to T. Rowe Price and affiliates.

Notes

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

For purposes of operating policy (4), an illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

For purposes of operating policy (6), margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase.

If a Fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on each Fund’s net assets plus any borrowings for investment purposes. For purposes of determining whether a Fund invests at least 80% of its net assets in a particular country or geographic region, unless otherwise disclosed in a Fund’s prospectus, the Funds use the country assigned to an equity security by MSCI Inc. or another unaffiliated third-party data provider, and the Funds use the country assigned to a fixed income security by Bloomberg or another unaffiliated third-party data provider. The Funds generally follow this same process with respect to the remaining 20% of net assets but may occasionally make an exception after assessing various factors relating to a company. For example, T. Rowe Price may assign a different country to a holding than the classification made by a third-party data provider in situations where, among other things, the data provider’s classification does not accurately reflect the company’s country of risk, location of management or primary operations, or country with the most sales or revenues or the country classification is deemed to no longer be appropriate (such as significant changes to the company’s business or operations that were not yet taken into consideration by the data provider). If a particular holding is assigned a country by T. Rowe Price and no third-party data provider has assigned that same country, that holding will not be included toward a fund’s 80% investment policy. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized, (2) the location of the issuer’s principal place of business or principal office, (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market, and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits. In addition, for purposes of determining whether a particular country is considered a developed market or an emerging market, the stock funds consider a country to be an emerging market if it is not included in an MSCI Inc. developed market index and the bond funds consider a country to be an emerging market if it is either included in a JPMorgan emerging market bond index, or not included in the International Monetary Fund’s list of advanced economies.

In addition to the fundamental restrictions and operating policies previously described, some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies.

What are the principal risks of investing in the Funds?

The Funds are subject to identical risks. Below are the risk factors to which both Funds are exposed. These risks are not expected to materially change once the Funds are combined.

International investing: Investments outside the U.S. may lose value because of declining foreign currencies or adverse local, political, social, or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, less availability of public information about issuers, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Large-cap stocks: Although stocks issued by large-cap companies tend to have less overall volatility than stocks issued by small- and mid-cap companies, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Investing style: Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, the fund’s share price may be negatively affected by risks impacting either type of investment and its potential for appreciation could be limited when one investment style is in favor over the other. Growth stocks tend to be more volatile than other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time (or at all) or that a stock judged to be undervalued may actually be appropriately priced. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Investing in Europe: The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced increased volatility and adverse trends due to concerns about economic downturns, rising government debt levels, inflation, energy crisis, and public health pandemics, which can adversely affect the exchange rate of the euro and significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The occurrence of terrorist incidents and military conflicts, such as Russia’s invasion of Ukraine, throughout Europe could also impact financial markets. The extent and duration of Russia’s military action in Ukraine, resulting sanctions, and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Investing in Japan: The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan’s neighbors, in particular China, have become increasingly important export markets, despite strained political relationships at times in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the entire Asian region. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Natural disasters, such as earthquakes, volcanic eruptions, typhoons, and tsunamis could occur in Japan or surrounding areas and could negatively affect the Japanese economy.

Japan’s relations with its neighbors, particularly China, North Korea, South Korea, and Russia, have at times been strained due to territorial disputes, historical animosities, and defense concerns. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

Investing in United Kingdom: The United Kingdom is one of the largest economies in Europe and is a substantial trading partner of the U.S. and mainland Europe. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. Brexit has established new economic relationships and trade agreements across Europe. The United Kingdom and the European Union reached an agreement on the terms of their future trading relationship effective January 1, 2021, which largely addresses the trading of goods rather than services, including financial services. Further discussions are to be held in relation to matters not covered by the trade agreement, such as financial services. Uncertainty remains as to the long-term political, economic, and legal consequences of Brexit. Companies with a significant amount of business in the United Kingdom may experience lower revenue and/or profit growth until negotiations and agreements are finalized.

Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Emerging markets: Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each Fund performed?

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar charts illustrate how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for each Fund or Class. Returns for other share classes of the Acquiring Fund vary since they have different expenses.

INSTITUTIONAL INTERNATIONAL DISCIPLINED EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/22	16.97%	Worst Quarter	3/31/20	-22.08%

The fund’s return for the six months ended 6/30/24 was 1.88%.

INTERNATIONAL DISCIPLINED EQUITY FUND—I CLASS

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/22	16.97%	Worst Quarter	3/31/20	-21.84%

The fund’s return for the six months ended 6/30/24 was 2.03%.

The following tables show the average annual total returns for the Fund or Class for the periods ended December 31, 2023. Each table also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Funds.

In addition, the tables show hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns for the Acquiring Fund are shown only for the I Class and will differ for other share classes of the Acquiring Fund.

Institutional International Disciplined Equity Fund into International Disciplined Equity Fund—I Class

Average Annual Total Returns
		Periods ended
		December 31, 2023

				I Class
	1 Year	5 Years	10 Years	Since Inception	Inception date
Institutional International Disciplined Equity Fund					07/27/2010
Returns before taxes	17.20%	7.38%	4.61%
Returns after taxes on distributions	16.47	6.80	3.50
Returns after taxes on distributions
and sale of fund shares	10.75	5.83	3.40

MSCI EAFE Index Net (reflects no deduction for fees or expenses)
	18.24	8.16	4.28
International Disciplined Equity Fund—I Class					03/06/2017
Returns before taxes	17.15	7.34	—	5.92 [a]
Returns after taxes on distributions	16.11	5.73	—	4.31 [a]
Returns after taxes on distributions
and sale of fund shares	10.67	5.42	—	4.25 [a]

MSCI EAFE Index Net (reflects no deduction for fees or expenses)
	18.24	8.16	—	6.37 [a]
Lipper International Multi-Cap Core Funds Average
	16.33	7.22	—	5.49 [b]

a Return since 3/6/17.

b Return since 2/28/17.

Updated performance information is available through troweprice.com.

The Institutional Fund outperformed the Acquiring Fund for the one- and five- year periods ended December 31, 2023. Although the Funds hold a substantial number of the same portfolio holdings, the weightings of the holdings may vary slightly. Differences in Fund performance over the same period were primarily due to differences in cash balances that are held to manage redemptions.

Who are the principal holders of each Fund’s shares?

The following table provides the shareholders of record that owned more than 5% of the outstanding shares of the Institutional Fund and each class of the Acquiring Fund as of June 30, 2024.

FUND	SHAREHOLDER	# OF SHARES	%
INSTITUTIONAL	CAPINCO C/O US BANK NA	779,189.66	5.11
INTERNATIONAL	1555 N RIVERCENTER DR STE 302
DISCIPLINED EQUITY FUND	MILWAUKEE WI 53212-3958

	CHARLES SCHWAB & CO INC	2,089,893.95	13.72
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	COLUMBIA TRUST PARTNERS	944,527.50	6.20
	PO BOX 1012
	SALEM OR 97308-1012

	MARIL & CO FBO	1,270,882.21	8.34
	C/O RELIANCE TRUST COMPANY WI
	MAILCODE BD1N - ATTN MF
	4900 W BROWN DEER RD
	MILWAUKEE WI 53223-2422

	MLPF&S FOR THE SOLE BENEFIT OF	1,026,870.49	6.74
	ITS CUSTOMERS
	4800 DEERLAKE DR E 3RD FL
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	7,823,881.11	51.36(a)
	FOR EXCLUSIVE BENEFIT OF OUR CUST
	499 WASHINGTON BLVD FL 5
	JERSEY CITY NJ 07310-2010
INTERNATIONAL	CHARLES SCHWAB & CO INC	2,148,358.65	34.31(a)
DISCIPLINED	REINVEST ACCOUNT
EQUITY FUND	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES LLC	1,458,065.34	23.29
	FOR EXCLUSIVE BENEFIT OF OUR CUST

	RAYMOND JAMES	1,258,625.29	20.10
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

FUND	SHAREHOLDER	# OF SHARES	%
INTERNATIONAL	EMPOWER TRUST FBO	46,754.69	12.41
DISCIPLINED EQUITY	EMPLOYEE BENEFIT CLIENTS 401K
FUND—ADVISOR CLASS	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	FIIOC AS AGENT FBO	79,316.12	21.06
	DENTAL ASSOCIATES OF WALPOLE
	401K PROFIT SHARING PLAN & TRUST
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	FIIOC AS AGENT FBO	64,292.91	17.07
	PRO TOOL & SUPPLY, INC AND
	PRO EQUIPMENT RENTAL, INC 401K

	NATIONAL FINANCIAL SERVICES LLC	144,024.48	38.24(a)
	FOR EXCLUSIVE BENEFIT OF OUR CUST

	RAYMOND JAMES	22,847.71	6.07
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
INTERNATIONAL	CHARLES SCHWAB & CO INC	12,230,955.55	47.07(a)
DISCIPLINED EQUITY	SPECIAL CUSTODY A/C
FUND—I CLASS	FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	MAC & CO	3,227,044.83	12.42
	ATTN MUTUAL FUND OPERATIONS
	500 GRANT ST ROOM 151-1010
	PITTSBURGH PA 15219-2502

	NATIONAL FINANCIAL SERVICES LLC	1,944,293.35	7.48
	FOR EXCLUSIVE BENEFIT OF OUR CUST

	PERSHING LLC	3,846,828.18	14.81
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

As of June 30, 2024, the executive officers and directors of each Fund, as a group, beneficially owned, directly or indirectly, less than 1% of its outstanding shares of each Fund.

Who are each Fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the Funds. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, are the custodians for the Funds.

Are the Funds required to hold annual meetings?

Under Maryland law, the Funds are not required to hold annual meetings. The Boards of the Funds have determined that the Funds will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by a Fund’s Board.

Who pays for the costs involved with the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since the Reorganization is expected to benefit both Funds and their shareholders. The total estimated expenses associated with the Reorganization are $42,400, which includes costs associated with professional expenses (including legal and auditing fees), and transaction costs (including taxes and stamps). Although not anticipated, the sale of any assets that are nontransferable or not acceptable to the Acquiring Fund will result in brokerage expenses.

Funds	Estimated Reorganization Expenses	Estimated Transaction Costs*
Acquired Fund	$22,300	2,800
Acquiring Fund	14,500	2,800
Total	36,800	5,600

* Includes estimated transaction costs, including taxes and stamps.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, counsel to the Funds, and certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by counsel to T. Rowe Price, which serves as sponsor and investment adviser of the Funds.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this 5th day of February, 2024, by and between (i) T. Rowe Price Global Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Institutional International Disciplined Equity Fund (“Acquired Fund”), and (ii) T. Rowe Price International Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price International Disciplined Equity Fund (“Acquiring Fund”) and each of the Acquiring Fund’s classes, T. Rowe Price International Disciplined Equity Fund, T. Rowe Price International Disciplined Equity Fund – Advisor Class, and T. Rowe Price International Disciplined Equity Fund – I Class. All references in this Agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price International Disciplined Equity Fund (including each of its classes) and the T. Rowe Price Institutional International Disciplined Equity Fund, respectively, as if this Agreement were executed solely by each such fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each series of an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the T. Rowe Price International Disciplined Equity Fund – I Class (par value $1.00 per share) of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets and Liabilities to be Transferred

A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets and liabilities of the Acquired Fund, net of appropriate reserves and those assets and liabilities described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank Corporation, custodian of the Acquiring Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C. Excludable Assets and Liabilities. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.B, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 10.E (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). If prior to the Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquired Fund and the Acquiring Fund at the Closing (the “Excluded Liabilities”).

2. Definitions

A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on September 13, 2024, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the T. Rowe Price International Disciplined Equity Fund – I Class in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be redeemed for no value and cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Expenses. Neither the Acquiring Fund nor the Acquired Fund shall be responsible for any expenses (other than brokerage, taxes, and any non-recurring extraordinary items) in connection with the carrying-out of this Agreement.

7. Legal Opinions.

A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of October 31, 2023, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on April 30, 2024. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on February 5, 2024, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

E. that from the date of this Agreement through the Closing Date, there shall not have been:

(1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

J. that the Information Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to all shareholders of record on June 30, 2020, to notify shareholders of this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1) of the Code; and

M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of October 31, 2023, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on February 5, 2024, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

G. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Information Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1) of the Code;

J. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K. that the Information Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders to inform shareholders of this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L. the current prospectus and statement of additional information of the Acquiring Fund (copies of which are available) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A. Registration Statement and Information Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file a preliminary information statement with the Commission under the 1940 Act and the 1933 Act, relating to this Agreement and the transactions herein contemplated, in the form of a combined Information Statement and prospectus and related statement of additional information included in the Registration Statement. The combined Information Statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Information Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Information Statement/Prospectus to be delivered to the shareholders of the Acquired Fund of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

B. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

C. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

D. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

E. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

F. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

G. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire

 T. Rowe Price Associates, Inc.

 100 East Pratt Street

 Baltimore, Maryland 21202

 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire

 Willkie Farr & Gallagher LLP

 787 Seventh Avenue

 New York, New York 10019

 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before September 13, 2024 or to the extent permitted by law.

B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE INTERNATIONAL FUNDS, INC., on behalf of the T. Rowe Price International Disciplined Equity Fund
________________________ Cheryl L. Emory, Assistant Secretary	By: _____________________ (SEAL) Fran Pollack-Matz Title: Vice President and Secretary

WITNESS:	T. ROWE PRICE GLOBAL FUNDS, INC., on behalf of the T. Rowe Price Institutional International Disciplined Equity Fund
_________________________ Cheryl L. Emory, Assistant Secretary	By: _____________________ (SEAL) David Oestreicher Title: Director, Principal Executive Officer, and Executive Vice President

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL DISCIPLINED
EQUITY FUND
(a series of T. Rowe Price Global Funds, Inc.)

T. ROWE PRICE INTERNATIONAL DISCIPLINED EQUITY FUND
(a series of T. Rowe Price International Funds, Inc.)

PART B
STATEMENT OF ADDITIONAL INFORMATION

August 9 2024

This Statement of Additional Information (“SAI”) relates to the proposed transaction (the “Reorganization”) pursuant to which the T. Rowe Price Institutional International Disciplined Equity Fund (the “Institutional Fund”) will be reorganized into the T. Rowe Price International Disciplined Equity Fund (the “Acquiring Fund” and together with the Institutional Fund, the “Funds”). Both funds are managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Information Statement and Prospectus (“Statement”), dated August 9, 2024, of the Funds. As described in the Statement, the Reorganization would involve the transfer of substantially all the assets and liabilities of the Institutional Fund in exchange for I Class shares of the Acquiring Fund. The Institutional Fund would distribute the I Class shares of the Acquiring Fund it receives to its shareholders, and the Institutional Fund’s issued and outstanding shares would be canceled and redeemed, in complete liquidation of the Institutional Fund.

This SAI is not a prospectus and should be read in conjunction with the Statement. This SAI and the Statement have been filed with the Securities and Exchange Commission (“SEC”). Copies of the Combined Information Statement and Prospectus are available upon request and without charge by writing to the Acquiring Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The SEC maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Institutional Fund and Acquiring Fund, other material incorporated by reference and other information regarding the Institutional Fund and Acquiring Fund.

I. ADDITIONAL INFORMATION ABOUT THE
INSTITUTIONAL FUND AND THE ACQUIRING FUND

The Statement of Additional Information for the Funds, dated May 31, 2024, as filed with the Securities and Exchange Commission on April 25, 2024, is incorporated by reference.

The Statement of Additional Information for the Funds is available without charge through troweprice.com or by calling 1-800-541-5910.

II. PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below, as of the six months ended April 30, 2024 and the year end October 31, 2023, is intended to present financial information as if the acquisition of T. Rowe Price Institutional International Disciplined Equity Fund (the “Institutional Fund” or the “Acquired Fund”) by T. Rowe Price International Disciplined Equity Fund(the “Acquiring Fund”) had been consummated at November 1, 2022. The resulting fund is referred to herein as the “Combined Fund.” The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in each fund’s respective annual and semiannual shareholder reports.

Note 1 — Reorganization

The Reorganization would be accomplished by the transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their respective shareholders as a direct result of the Reorganization. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (the Acquiring Fund) with amounts distributable to shareholders for tax purposes. Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the applicable Reorganization.

The Institutional Fund and the Acquiring Fund have identical investment objectives, investment programs, and investment policies.

Approximately 90% of the Institutional Fund’s holdings are anticipated to transfer to the Acquiring Fund, and the remaining 10% of the Institutional Fund’s portfolio may not be appropriate for the Acquiring Fund, or may not be able to be transferred in-kind, which could result in such holdings being resold prior to Reorganization.

The net assets of Acquired Fund, Acquiring Fund, and the resulting Combined Fund as of June 30, 2024 are as follows:

As of date:	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Combined Fund
June 30, 2024	T. Rowe Price Institutional International Disciplined Equity Fund	T. Rowe Price International Disciplined Equity Fund
	$189,898,448	$326,809,911	$(42,400)	$516,665,960

Note 2 — Accounting Policies

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund will be the accounting and performance survivor after the Reorganization. No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganization.

The Acquired Fund’s and Acquiring Fund’s financial instruments are valued and each class’s net asset value (“NAV”) per share is computed at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The Acquired Fund’s and Acquiring Fund’s financial instruments are reported at fair value, which U.S. GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Acquired Fund’s and Acquiring Fund’s Board of Directors (the “Board”) has designated T. Rowe Price Associates, Inc., as the Acquired Fund’s and Acquiring Fund’s valuation designee (the “Valuation Designee”). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters. These policies will not change as a result of the Reorganization.

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to expenses made to the Combined Fund’s financial information. The information for Reorganization is for the six-months ended April 30, 2024 and for the year ended October 31, 2023, as if the Reorganization had been in effect on November 1, 2022, using the fees and expenses information of the Acquiring Fund shown in the Information Statement/Prospectus and the actual fees and expenses of the Acquired Fund. The pro forma information has been prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

The Institutional Fund and Acquiring Fund are each managed by T. Rowe Price Associates, Inc. (“Price Associates”). For its services, Price Associates receives an annual investment management fee of 0.65% of average daily net assets from the Institutional Fund and an annual investment management fee of 0.63% (comprised of an individual fee of 0.35%, and a group fee, which was 0.28% as of April 30, 2024) of average daily net assets from the Acquiring Fund.

In order to ensure that Institutional Fund shareholders will not pay more than payable under the Institutional Fund’s current management fee structure, T. Rowe Price has agreed to indefinitely limiting the management fee rate of the Fund to the current management fee rate of the Institutional Fund (0.65% of the average daily net assets of the Fund). Accordingly, effective September 1, 2024, T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

With respect to the Institutional Fund, Price Associates has contractually agreed (through December 31, 2026) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.75%. The agreement may only be terminated at any time after December 31, 2026, with approval by the Institutional Fund’s Board of Directors. The Institutional Fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the Institutional Fund’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the fund’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

With respect to the Acquiring Fund – I Class, Price Associates has contractually agreed (through December 31, 2026) to pay the operating expenses of the Acquiring Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after December 31, 2026, with approval by the Acquiring Fund’s Board of Directors. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the funds have entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates provides certain accounting and administrative services; T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the funds’ transfer and dividend-disbursing agent; and T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the funds. There is no anticipated change to such fees as a result of the Reorganization and, therefore, these expenses are not reflected in the pro forma information presented below.

Fee and Expense Increase/(Decrease)

($000s)	Six Months Ended April 30, 2024	Year Ended October 31, 2023

Investment management fees (1)	$ (15)	$(31)
Custody and accounting expense (2)	(94)	(180)
Legal and audit expense (2)	(27)	(49)
Registration fees (3)	(15)	(40)
Other Expenses (2)	(8)	(13)
Reimbursement (4)	88	160
Total Pro Forma Net Expense Adjustment	$ (71)	$(153)

1  Reflects the impact of the 0.01% difference in the Acquired Fund’s investment management rate of 0.65% and the Acquiring Fund’s investment management fee rate of 0.64% to the Combined Fund’s average net assets.

2 Reflects the impact of the reduction of fees charged on a per fund basis that would not be incurred by the Combined Fund.

3 Reflects the impact of the reduction in state registration fees that would not be incurred by the Combined Fund.

4 Reflects additional amounts that would be repaid to Price Associates by the Combined Fund as a result of the additional assets from the Acquired Fund and the economies of scale achieved with those assets had they been assets of the Combined Fund as of November 1, 2022.

Note 4 — Reorganization Costs

Acquired Fund and Acquiring Fund shall be allocated its own fees and expenses associated with the proposed reorganization, including professional fees and expenses associated with the printing and mailing of the Information Statement. Price Associates estimates that expenses for the Reorganization will be approximately $25,100 and $17,300 for the Acquired Fund and Acquiring Fund, respectively. These costs represent management’s estimate of professional services fees, and any printing costs and mailing charges related to the Reorganization and will be paid by the funds.

Note 5 — Capital Loss Carryforwards

As of October 31, 2023, the Acquired Fund has $5,130,000 in capital loss carryforwards with no expiration. The Acquiring Fund had no capital loss carryforwards. The reorganization is not expected to impact the use of the Acquired Fund’s capital loss carryforwards. The capital loss carryforwards may change significantly between now and the Closing Date. Further, the ability to use these losses (even in the absence of the Reorganization) depends on certain factors such as the future realization of capital gains or losses. Additionally, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Internal Revenue Code.

III. DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference:

(i) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price Institutional International Disciplined Equity Fund as contained in its Annual Report for the year ended October 31, 2023, as filed with the Securities and Exchange Commission on December 19, 2023; and

(ii) the financial statements and report of the independent registered public accounting firm for the T. Rowe Price International Disciplined Equity Fund as contained in its Annual Report for the year ended October 31, 2023, as filed with the Securities and Exchange Commission on December 19, 2023;

Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Institutional Fund and the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

C00-062 8/9/24

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 201 dated April 25, 2024. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Articles of Restatement of Registrant, dated August 6, 2001 (electronically filed with Amendment No. 70 dated February 27, 2004)

(1)(b) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Stock Fund—R Class, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class, dated September 5, 2002 (electronically filed with Amendment No. 67 dated February 28, 2003)

(1)(c) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated May 11, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(1)(d) Articles Supplementary of Registrant, on behalf of the T. Rowe Price Global Stock Fund—Advisor Class, dated February 7, 2006 (electronically filed with Amendment No. 92 dated February 27, 2006)

(1)(e) Articles Supplementary of Registrant, on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 21, 2006)

(1)(f) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(1)(g) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, T. Rowe Price Overseas Stock Fund, dated July 24, 2007 (electronically filed with Amendment No. 86 dated February 28, 2008)

(1)(h) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, T. Rowe Price Overseas Stock Fund, dated February 6, 2008 (electronically filed with Amendment No. 87 dated April 25, 2008)

(1)(i) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Large-Cap Equity Fund and T. Rowe Price Global Large-Cap Equity Fund—Advisor Class, dated July 24, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(1)(j) Certificate of Correction of Registrant, on behalf of T. Rowe Price Global Large-Cap Equity Fund and T. Rowe Price Global Large-Cap Equity Fund—Advisor Class, dated September 16, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(1)(k) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class, dated October 28, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)

(1)(l) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(1)(m) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 107 dated May 17, 2012)

(1)(n) Articles of Amendment of Registrant, on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated February 23, 2012 (electronically filed with Amendment No. 115 dated October 17, 2013)

(1)(o) Articles of Amendment of Registrant, on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated August 21, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(1)(p) Articles of Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund, dated August 26, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(1)(q) Articles of Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Infrastructure Fund, T. Rowe Price Global Infrastructure Fund—Advisor Class, T. Rowe Price Global Large-Cap Stock Fund, T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, and T. Rowe Price Overseas Stock Fund, dated August 26, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(1)(r) Articles Supplementary of Registrant, on behalf of T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(1)(s) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated May 27, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(1)(t) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated November 17, 2014 (electronically filed with Amendment No. 128 dated January 15, 2015)

(1)(u) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, T. Rowe Price Emerging Markets Stock Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Global High Income Bond Fund—I Class, T. Rowe Price Global Unconstrained Bond Fund—I Class, T. Rowe Price International Bond Fund—I Class, T. Rowe Price International Discovery Fund—I Class, T. Rowe Price International Growth & Income Fund—I Class, T. Rowe Price International Stock Fund—I Class, T. Rowe Price New Asia Fund—I Class, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class dated June 19, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(1)(v) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Consumer Fund dated April 4, 2016 (electronically filed with Amendment No. 142 dated April 27, 2016)

(1)(w) Articles of Amendment of Registrant, on behalf of T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, and T. Rowe Price International Growth & Income Fund—I Class, dated November 7, 2016 (electronically filed with Amendment No. 144 dated February 24, 2017)

(1)(x) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund—I Class, T. Rowe Price Asia Opportunities Fund—I Class, T. Rowe Price Emerging Europe Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—I Class, T. Rowe Price European Stock Fund—I Class, T. Rowe Price Global Growth Stock Fund—I Class, T. Rowe Price Global Stock Fund—I Class, T. Rowe Price International Concentrated Equity Fund—I Class, T. Rowe Price Japan Fund—I Class, and T. Rowe Price Latin America Fund—I Class, dated January 20, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(1)(y) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund—I Class, dated March 20, 2017 (electronically filed with Amendment No. 146 dated April 26, 2017)

(1)(z) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—I Class, and T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, dated July 7, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(1)(aa) Articles Supplementary of Registrant, on behalf of T. Rowe Price Dynamic Credit Fund and T. Rowe Price Dynamic Credit Fund—I Class, dated August 15, 2018 (electronically filed with Amendment No. 155 dated September 4, 2018)

(1)(bb) Articles of Amendment of Registrant, on behalf of T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Emerging Markets Value Stock Fund—I Class, T. Rowe Price International Concentrated Equity Fund, T. Rowe Price International Concentrated Equity Fund—Advisor Class, and T. Rowe Price International Concentrated Equity Fund—I Class dated February 1, 2019 (electronically filed with Amendment No. 160 dated February 27, 2019)

(1)(cc) Articles Supplementary of Registrant, on behalf of T. Rowe Price China Evolution Equity Fund and T. Rowe Price China Evolution Equity Fund—I Class, dated August 9, 2019 (electronically filed with Amendment No. 165 dated October 15, 2019)

(1)(dd) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged)—Z Class, dated December 3, 2019 (electronically filed with Amendment No. 167 dated December 13, 2019)

(1)(ee) Articles Supplementary of Registrant, on behalf of T. Rowe Price Dynamic Global Bond Fund—Z Class, T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class, T. Rowe Price Emerging Markets Bond Fund—Z Class, T. Rowe Price Emerging Markets Stock Fund—Z Class, T. Rowe Price International Bond Fund—Z Class, T. Rowe Price International Stock Fund—Z Class, T. Rowe Price International Value Equity Fund—Z Class, and T. Rowe Price Overseas Stock Fund—Z Class, dated February 17, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(1)(ff) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Impact Equity Fund, T. Rowe Price Global Impact Equity Fund—I Class, T Rowe Price Africa & Middle East Fund—Z Class, T. Rowe Price Emerging Europe Fund—Z Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class, T. Rowe Price European Stock Fund—Z Class, T. Rowe Price International Discovery Fund—Z Class, T. Rowe Price Japan Fund—Z Class, T. Rowe Price Latin America Fund—Z Class, and T. Rowe Price New Asia Fund—Z Class, dated November 5, 2020 (electronically filed with Amendment No. 179 dated February 4 , 2021)

(1)(gg) Articles Supplementary of Registrant, on behalf of T. Rowe Price Dynamic Credit Fund—Z Class, dated June 27, 2023 (electronically filed with Amendment No. 196 dated August 21, 2023)

(2) By-Laws of Registrant, as amended May 1, 1991, September 30, 1993, July 21, 1999, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, October 17, 2011, October 22, 2012, July 25, 2018, and July 25, 2022 (electronically filed with Amendment No. 192 dated February 27, 2023)

(3) See Article FIFTH, Capital Stock, paragraphs (B)-(E) of the Articles of Restatement, and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the Bylaws

(4) Form of Agreement and Plan of Reorganization dated _______ is attached as Exhibit A to the Combined Information Statement and Prospectus and is incorporated herein by reference to Exhibit (4) of the Registrant’s Registration Statement on Form N-14 dated May 29, 2024 (to be filed by amendment)

(5) Inapplicable

(6)(a) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(b) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(c) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(d) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(e) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(f) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)(g) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (filed with Amendment No. 41 dated December 16, 1993)

(6)(h) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(6)(i) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(6)(j) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 dated December 20, 1995)

(6)(k) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 dated November 19, 1998)

(6)(l) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated April 19, 2000 (electronically filed with Amendment No. 62 dated April 28, 2000)

(6)(m) Investment Subadvisory Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited with respect to T. Rowe Price International Discovery and T. Rowe Price Japan Funds, dated May 15, 2003 (electronically filed with Amendment No. 69 dated June 30, 2003)

(6)(n) Amendment to Investment Management Agreements between Registrant and T. Rowe Price Associates, Inc., or T. Rowe Price International Inc., dated August 1, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(6)(o) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 21, 2006)

(6)(p) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(6)(q) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated July 22, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(6)(r) Investment Management Sub-Delegation Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price International Stock Fund, dated June 15, 2009 (electronically filed with Amendment No. 93 dated December 11, 2009)

(6)(s) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated October 20, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)

(6)(t) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(u) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(v) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(w) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price European Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(x) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(y) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(z) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(aa) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Discovery Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(bb) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(cc) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(dd) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Japan Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(ee) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Latin America Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(ff) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price New Asia Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(gg) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(6)(hh) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 dated April 29, 2011)

(6)(ii) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 dated April 29, 2011)

(6)(jj) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and the T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(6)(kk) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd, with respect to T. Rowe Price Emerging Markets Local Currency Bond Fund, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(6)(ll) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd., on behalf of T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 dated February 27, 2012)

(6)(mm) Amendment to Investment Management Sub-Delegation Agreement originally between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price Japan Fund, T. Rowe Price International Discovery Fund, and T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 dated February 27, 2012)

(6)(nn) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and the T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(6)(oo) Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund dated December 31, 2010 (electronically filed with Amendment No. 110 dated February 27, 2013)

(6)(pp) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. on behalf of T. Rowe Price Global Infrastructure Fund dated December 31, 2010 (electronically filed with Amendment No. 110 dated February 27, 2013)

(6)(qq) First Amendment to Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated April 24, 2012 (electronically filed with Amendment No. 110 dated February 27, 2013)

(6)(rr) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Industrials Fund, dated July 24, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(6)(ss) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Asia Opportunities Fund and the T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(6)(tt) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Asia Opportunities Fund, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(6)(uu) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Concentrated Equity Fund and the T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated April 29, 2014 (electronically filed with Amendment No. 125 dated August 12, 2014)

(6)(vv) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Concentrated Equity Fund, dated April 29, 2014 (electronically filed with Amendment No. 125 dated August 12, 2014)

(6)(ww) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global High Income Bond Fund and the T. Rowe Price Global High Income Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(6)(xx) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Unconstrained Bond Fund and the T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(6)(yy) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global High Income Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(6)(zz) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global Unconstrained Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(6)(aaa) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Value Stock Fund and the T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, dated July 27, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(6)(bbb) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Emerging Markets Value Stock Fund, dated July 27, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(6)(ccc) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Consumer Fund, dated February 3, 2016 (electronically filed with Amendment No. 142 dated April 27, 2016)

(6)(ddd) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Global Stock Fund, dated March 1, 2016 (electronically filed with Amendment No. 151 dated February 26, 2018)

(6)(eee) Investment Management Agreement between Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), and T. Rowe Price Associates, Inc., dated July 25, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(6)(fff) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Bond Fund (USD Hedged) dated July 25, 2017 (electronically filed with Amendment No. 151 dated February 26, 2018)

(6)(ggg) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price International Discovery Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 dated April 26, 2018)

(6)(hhh) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price Japan Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 dated April 26, 2018)

(6)(iii) Amendment to Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated August 1, 2017 (electronically filed with Amendment No. 153 dated April 26, 2018)

(6)(jjj) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Dynamic Credit Fund, and T. Rowe Price Associates, Inc., dated July 24, 2018 (electronically filed with Amendment No. 155 dated September 4, 2018)

(6)(kkk) Investment Management Agreement between Registrant, on behalf of T. Rowe Price China Evolution Equity Fund, and T. Rowe Price Associates, Inc., dated July 31, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(6)(lll) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited, with respect to T. Rowe Price China Evolution Equity Fund, dated July 31, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(6)(mmm) Amendment to Investment Management Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Emerging Markets Discovery Stock Fund, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(6)(nnn) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(6)(ooo) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(6)(ppp) Amendment to Restated Investment Management Agreement between Registrant, on behalf of T. Rowe Price International Stock Fund, and T. Rowe Price Associates, Inc., dated September 1, 2020 (electronically filed on
Form N-14 dated June 8, 2020)

(6)(qqq) Amendment to Restated Investment Management Agreement between Registrant, on behalf of T. Rowe Price Overseas Stock Fund, and T. Rowe Price Associates, Inc., dated September 1, 2020 (electronically filed on Form N-14 dated June 8, 2020)

(6)(rrr) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Global Impact Equity Fund, and T. Rowe Price Associates, Inc., dated October 26, 2020 (electronically filed with Amendment No. 174 dated November 4, 2020)

(6)(sss) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global Impact Equity Fund, dated October 26, 2020 (electronically filed with Amendment No. 174 dated November 4, 2020)

(6)(ttt) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with respect to T. Rowe Price Asia Opportunities Fund, dated July 1, 2020 (electronically filed with Amendment No. 182 dated February 24, 2021)

(6)(uuu) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Emerging Markets Stock Fund, dated April 1, 2021 (electronically filed with Amendment No. 184 dated April 28, 2021)

(6)(vvv) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Dynamic Credit Fund, and T. Rowe Price Associates, Inc., dated October 1, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(www) Amendment to Restated Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(xxx) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(yyy) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(zzz) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(aaaa) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to each Fund set forth on Schedule 1, dated February 2, 2022 (electronically filed with Amendment No. 189 dated April 28, 2022)

(6)(bbbb) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended September 1, 2022, November 1, 2022, December 1, 2022, December 5, 2022, May 1, 2023, and February 5, 2024 (electronically filed with Amendment No. 201 dated April 25, 2024)

(6)(cccc) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended August 1, 2022 (electronically filed with Amendment No. 201 dated April 25, 2024)

(6)(dddd) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc. with respect to each Fund set forth on Schedule 1, dated May 1, 2022 (electronically filed with Amendment No. 201 dated April 25, 2024)

(6)(eeee) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with respect to each Fund set forth on Schedule 1, dated May 1, 2022 (electronically filed with Amendment No. 201 dated April 25, 2024)

(6)(ffff) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price International Disciplined Equity Fund (f/k/a T. Rowe Price International Concentrated Equity Fund), and T. Rowe Price Associates Inc., dated February 5, 2024

(6)(gggg) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Bond Fund, and T. Rowe Price Associates Inc., dated September 1, 2024

(7)(a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(7)(b) Amendment to Underwriting Agreements between each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 153 dated April 26, 2018)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, October 16, 2020, November 20, 2020, February 4, 2021, May 1, 2023, September 15, 2023, and December 1, 2023 (electronically filed by Amendment No. 201 dated April 25, 2024)

(9)(b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, January 25, 2019, August 30, 2019, October 3, 2019, January 30, 2020, September 9, 2020, October 30, 2020, December 10, 2020, February 25, 2021, May 12, 2021, December 22, 2021, March 11, 2022, May 20, 2022, October 7, 2022, January 20, 2023, March 23, 2023, July 10, 2023, and September 12, 2023 (electronically filed by Amendment No. 201 dated April 25, 2024)

(10)(a) Rule 12b-1 Plan for the T. Rowe Price International Stock Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(10)(b) Rule 12b-1 Plan for the T. Rowe Price International Bond Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(10)(c) Rule 12b-1 Plan for the T. Rowe Price International Stock Fund—R Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(10)(d) Rule 12b-1 Plan for the T. Rowe Price International Growth & Income Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(10)(e) Rule 12b-1 Plan for the T. Rowe Price International Growth & Income Fund—R Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(10)(f) Rule 12b-1 Plan for the T. Rowe Price Global Stock Fund—Advisor Class, dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(10)(g) Rule 12b-1 Plan for the T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(10)(h) Rule 12b-1 Plan for the T. Rowe Price Global Infrastructure Fund—Advisor Class, dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(10)(i) Form of Distribution and Service Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 60 dated March 27, 2000)

(10)(j) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class dated May 26, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(10)(k) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class dated May 24, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(10)(l) Rule 12b-1 Plan for the T. Rowe Price Asia Opportunities Fund—Advisor Class dated May 21, 2014 (electronically filed with Amendment No. 118 dated March 5, 2014)

(10)(m) Rule 12b-1 Plan for the T. Rowe Price International Concentrated Equity Fund—Advisor Class dated August 22, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(10)(n) Rule 12b-1 Plan for the T. Rowe Price Global High Income Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(10)(o) Rule 12b-1 Plan for the T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(10)(p) Rule 12b-1 Plan for T. the Rowe Price Emerging Markets Value Stock Fund—Advisor Class dated August 24, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(q) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Bond Fund—Advisor Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(r) Rule 12b-1 Plan for the T. Rowe Price Overseas Stock Fund—Advisor Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(s) Rule 12b-1 Plan for the T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class dated September 12, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(10)(t) Rule 18f-3 Plan for the T. Rowe Price International Stock Fund and T. Rowe Price International Stock Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(10)(u) Rule 18f-3 Plan for the T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(10)(v) Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, and T. Rowe Price International Stock Fund—R Class dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(10)(w) Rule 18f-3 Plan for the T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(10)(x) Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund and T. Rowe Price Global Stock Fund—Advisor Class dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(10)(y) Rule 18f-3 Plan for the T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(10)(z) Rule 18f-3 Plan for the T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(10)(aa) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class dated May 26, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(10)(bb) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class dated May 24, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(10)(cc) Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class dated May 21, 2014 (electronically filed with Amendment No. 118 dated March 5, 2014)

(10)(dd) Rule 18f-3 Plan for the T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class dated August 22, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(10)(ee) Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund and T. Rowe Price Global High Income Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(10)(ff) Rule 18f-3 Plan for the T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(10)(gg) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(hh) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Emerging Markets Stock Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(ii) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Value Stock Fund and T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class dated August 24, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(jj) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, and T. Rowe Price Global High Income Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(kk) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Unconstrained Bond Fund, T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, and T. Rowe Price Global Unconstrained Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(ll) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, and T. Rowe Price International Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(mm) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, and T. Rowe Price International Growth & Income Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(nn) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, and T. Rowe Price International Stock Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(oo) Rule 18f-3 Plan for the T. Rowe Price Overseas Stock Fund, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(pp) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Corporate Bond Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(10)(qq) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(10)(rr) Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund and T. Rowe Price International Discovery Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(10)(ss) Rule 18f-3 Plan for the T. Rowe Price New Asia Fund and T. Rowe Price New Asia Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(10)(tt) Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund and T. Rowe Price Africa & Middle East Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(uu) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund, T. Rowe Price Asia Opportunities Fund—Advisor Class, and T. Rowe Price Asia Opportunities Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(vv) Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund and T. Rowe Price Emerging Europe Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(ww) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, and T. Rowe Price Emerging Markets Value Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(xx) Rule 18f-3 Plan for the T. Rowe Price European Stock Fund and T. Rowe Price European Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(yy) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Growth Stock Fund, T. Rowe Price Global Growth Stock Fund—Advisor Class, and T. Rowe Price Global Growth Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(zz) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fund—Advisor Class, and T. Rowe Price Global Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(aaa) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Concentrated Equity Fund, T. Rowe Price International Concentrated Equity Fund—Advisor Class, and T. Rowe Price International Concentrated Equity Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(bbb) Rule 18f-3 Plan for the T. Rowe Price Japan Fund and T. Rowe Price Japan Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(ccc) Rule 18f-3 Plan for the T. Rowe Price Latin America Fund and T. Rowe Price Latin America Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(10)(ddd) Rule 18f-3 Plan for the T. Rowe Price Global Industrials Fund and T. Rowe Price Global Industrials Fund—I Class dated May 3, 2017 (electronically filed with Amendment No. 146 dated April 26, 2017)

(10)(eee) Rule 18f-3 Plan for the T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class dated September 12, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(10)(fff) Rule 18f-3 Plan for the T. Rowe Price Dynamic Credit Fund and T. Rowe Price Dynamic Credit Fund—I Class dated January 10, 2019 (electronically filed with Amendment No. 155 dated September 4, 2018)

(10)(ggg) Rule 18f-3 Plan for the T. Rowe Price China Evolution Equity Fund and T. Rowe Price China Evolution Equity Fund—I Class dated December 3, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(10)(hhh) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, T. Rowe Price International Bond Fund (USD Hedged)—I Class, and T. Rowe Price International Bond Fund (USD Hedged)—Z Class, dated December 3, 2019 (electronically filed with Amendment No. 168 dated February 6, 2020)

(10)(iii) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Disciplined Equity Fund, T Rowe Price International Disciplined Equity Fund—Advisor Class, and T. Rowe Price International Disciplined Equity Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(jjj) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Growth Stock Fund, T. Rowe Price Global Growth Stock Fund—Advisor Class, and T. Rowe Price Global Growth Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(kkk) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund and T. Rowe Price Africa & Middle East Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(lll) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund, T. Rowe Price Asia Opportunities Fund—Advisor Class, and T. Rowe Price Asia Opportunities Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(mmm) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund and T. Rowe Price Emerging Europe Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(nnn) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price European Stock Fund and T. Rowe Price European Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(ooo) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fund—Advisor Class, and T. Rowe Price Global Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(ppp) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund and T. Rowe Price International Discovery Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(qqq) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Japan Fund and T. Rowe Price Japan Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(rrr) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Latin America Fund and T. Rowe Price Latin America Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(sss) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price New Asia Fund and T. Rowe Price New Asia Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(ttt) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, and T. Rowe Price Emerging Markets Bond Fund —Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(uuu) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Dynamic Global Bond Fund, T. Rowe Price Dynamic Global Bond Fund—Advisor Class, T. Rowe Price Dynamic Global Bond—I Class, and T. Rowe Price Dynamic Global Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(vvv) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price International Stock Fund—I Class, and T. Rowe Price International Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(www) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Discovery Stock Fund, T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class, T. Rowe Price Emerging Markets Discovery Stock Fund—I Class, and T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(xxx) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Bond Fund—I Class, and T. Rowe Price International Bond Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(yyy) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Emerging Markets Stock Fund—I Class, and T. Rowe Price Emerging Markets Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(zzz) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Value Equity Fund, T. Rowe Price International Value Equity Fund—Advisor Class, T. Rowe Price International Value Equity Fund—R Class, T. Rowe Price International Value Equity Fund—I Class, and T. Rowe Price International Value Equity Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(aaaa) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Overseas Stock Fund, T. Rowe Price Overseas Stock Fund—Advisor Class, T. Rowe Price Overseas Stock Fund—I Class, and T. Rowe Price Overseas Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(10)(bbbb) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(10)(cccc) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(10)(dddd) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, and T. Rowe Price Global High Income Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(10)(eeee) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Industrials Fund and T. Rowe Price Global Industrials Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(10)(ffff) Rule 18f-3 Plan for the T. Rowe Price Global Impact Equity Fund and T. Rowe Price Global Impact Equity Fund—I Class, dated March 17, 2021 (electronically filed with Amendment No. 174 dated November 4, 2020)

(10)(gggg) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund, T. Rowe Price Africa & Middle East Fund—I Class, and T. Rowe Price Africa & Middle East Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(hhhh) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund, T. Rowe Price Emerging Europe Fund—I Class, and T. Rowe Price Emerging Europe Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(iiii) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(jjjj) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price European Stock Fund, T. Rowe Price European Stock Fund—I Class, and T. Rowe Price European Stock Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(kkkk) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund, T. Rowe Price International Discovery Fund—I Class, and T. Rowe Price International Discovery Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(llll) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Japan Fund, T. Rowe Price Japan Fund—I Class, and T. Rowe Price Japan Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(mmmm) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Latin America Fund, T. Rowe Price Latin America Fund I Class, and T. Rowe Price Latin America Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(nnnn) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price New Asia Fund, T. Rowe Price New Asia Fund—I Class, and T. Rowe Price New Asia Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(10)(oooo) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Dynamic Credit Fund, T. Rowe Price Dynamic Credit Fund—I Class, and T. Rowe Price Dynamic Credit Fund—Z Class, dated July 26, 2023 (electronically filed with Amendment No. 196 dated August 21, 2023)

(11) Opinion of Counsel as to the legality of securities - is filed herewith as Exhibit 11

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax consequences (to be filed by amendment)

(13)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2024, as amended March 1, 2024 (electronically filed with Amendment No. 201 dated April 25, 2024)

(13)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 142 dated April 27, 2016)

(13)(c) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, June 5, 2020, and October 5, 2020 (electronically filed with Amendment No. 189 dated April 28, 2022)

(13)(d) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated January 4, 2021 (electronically filed with Amendment No. 189 dated April 28, 2022)

(13)(e) Amended and Restated Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated February 1, 2024, as amended March 1, 2024 (electronically filed with Amendment No. 201 dated April 25, 2024)

(13)(f) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, November 27, 2018, August 26, 2019, June 5, 2020, October 5, 2020, January 4, 2021, September 1, 2021, June 23, 2022, August 31, 2022, November 16, 2022, May 15, 2023, July 5, 2023, September 1, 2023, November 13, 2023, December 15, 2023, January 2, 2024, and February 8, 2024

(13)(g) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 30, 2019, June 5, 2020, October 5, 2020, January 4, 2021, and September 1, 2021 (electronically filed with Amendment No. 196 dated August 21, 2023)

(13)(f) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2024, as amended March 1, 2024 (electronically filed with Amendment No. 201 dated April 25, 2024)

(14) Consent of Independent Registered Public Accounting Firm

(15) Inapplicable

(16) Power of Attorney

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of Counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement

As required by the Securities Act of 1933, this Registrant Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 29th day of July, 2024.

T. Rowe Price International Funds, Inc.

/s/David Oestreicher

By: David Oestreicher

Director and President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director and President	July 29, 2024
David Oestreicher	(Principal Executive Officer)

/s/Alan S. Dupski	Treasurer and Vice President	July 29, 2024

Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*

Teresa Bryce Bazemore	Director	July 29, 2024

*

Melody Bianchetto	Director	July 29, 2024

*

Bruce W. Duncan	Director	July 29, 2024

*

Robert J. Gerrard, Jr.	Chairman of the Board	July 29, 2024

and Director

*

Paul F. McBride	Director	July 29, 2024

*

Mark J. Parrell	Director	July 29, 2024

/s/Eric L. Veiel	Director and Vice President	July 29, 2024

Eric L. Veiel

*

Kellye L. Walker	Director	July 29, 2024

*/s/David Oestreicher	Attorney-In-Fact	July 29, 2024

David Oestreicher